UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 17, 2013 (January 17, 2013)

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 17, 2013, Hertz Global Holdings, Inc., the indirect parent company of The Hertz Corporation (“Hertz”), issued a press release announcing the pricing of an offering of $950 million in aggregate principal amount of medium term rental car asset-backed notes (the “ABS Offering”) by Hertz’s subsidiary, Hertz Vehicle Financing LLC.

The full text of the press release with respect to the ABS Offering is filed herewith (as Exhibit 99.1) in accordance with Rule 135c under the Securities Act of 1933, as amended, and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.  The following Exhibit is filed herewith as part of this report:

Exhibit	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and Chief Financial Officer

Date: January 17, 2013